UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 10, 2010

Xcel Energy Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (612) 330-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 10, 2010, Xcel Energy Inc., a Minnesota corporation (the “Company”), agreed to sell $550,000,000 in aggregate principal amount of the Company’s 4.70% Senior Notes, Series due May 15, 2020 (the “Notes”) pursuant to an Underwriting Agreement by and among the Company and Barclays Capital Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein.  The Notes are being issued pursuant to the registration statement on Form S-3 (File No. 333-161521) (the “Registration Statement”).  A prospectus supplement relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on May 11, 2010.  The Notes will be governed by the Company’s Trust Indenture, dated December 1, 2000, as supplemented, by and between the Company and Wells Fargo Bank, National Association, as trustee, and the Supplemental Indenture No. 5 dated as of May 1, 2010.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description

1.01

Underwriting Agreement, dated May 10, 2010, between Xcel Energy Inc. and Barclays Capital Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the underwriters named therein.

4.01

Supplemental Indenture No. 5 dated as of May 1, 2010 between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, creating $550,000,000 principal amount of 4.70% Senior Notes, Series due May 15, 2020.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota corporation)

	By:	/s/ David M. Sparby
	Name:	David M. Sparby
	Title:	Vice President and Chief Financial Officer

Dated: May 13, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.01

Underwriting Agreement, dated May 10, 2010, between Xcel Energy Inc. and Barclays Capital Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the underwriters named therein.

4.01

Supplemental Indenture No. 5 dated as of May 1, 2010 between Xcel Energy Inc. and Wells Fargo Bank, National Association, as Trustee, creating $550,000,000 principal amount of 4.70% Senior Notes, Series due May 15, 2020.

5.01	Opinion of Michael C. Connelly regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.